Exhibit 23.2

                      CONSENT OF INDEPENDENT ACCOUNTANTS
                                 ___________

      We consent to the incorporation by reference in this Form 8-K of our report dated July 13, 1994, with respect to the financial statements of Harris Computer Systems Corporation included in the Joint Proxy Statement for the Special Meetings of Stockholders of Concurrent and CyberGuard filed with the Securities and Exchange Commission on May 23, 1996.

                                         /s/ ERNST & YOUNG L.L.P.

      Orlando, Florida
      July 12, 1996